SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 28, 1994
               Date of Report (date of earliest event reported)



                             FIRST NATIONAL BANCORP
           (exact name of registrant as specified in its character)



         Georgia             0-10657           58-1415138
        (state or other     (Commission       (IRS Employer
        jurisdiction of      File No.)         Identification
        of incorporation)                      Number)


        303 Jesse Jewell Parkway, Suite 700, Gainesville, Georgia 30501
       (address of principal executive office)        (zip code)




                                   (404) 503-2000
             (Registrant's telephone number, including area code)




                             No Change
            (Former name or address, if changed since last report)

Item 5.  OTHER EVENTS

(a) At the close of business, on February 28, 1994, the merger of Metro Bancorp, Inc., Douglasville, Georgia, with and into First National Bancorp ("Registrant"), whereby The Commercial Bank became a subsidiary of Registrant, as described in Registration Statement No. 33-72430 was consummated. The consummation of the merger placed The Commercial Bank, Douglasville, Georgia, under Registrant as a wholly owned subsidiary. As discussed in the Registration Statement, the acquisition is being accounted for using the "purchase" method of accounting. Registrant has registered a maximum 366,382 shares of First National Bancorp, $1.00 par value, common stock for use in the merger. The exact number of shares which will be issued by Registrant concurrent with the merger date cannot be determined until all election forms, indicating whether the Metro Bancorp, Inc. shareholders elect a stock exchange or to receive a cash payment for their shares, are received by Registrant. However, based upon an estimated 96% election of stock exchange, it is estimated that 267,768 shares of Registrant will be issued as of the merger date. Additionally, based upon the subsidiary bank's success in upgrading asset quality, the former Metro Bancorp, Inc. shareholders can receive up to an additional approximate 45,000 shares at the conclusion of a twelve month and an eighteen month period dating from the date of the signing of the "Agreement of Reorganization and Plan of Merger". Registrant will require that a minimum of 1,338,842 shares of Metro Bancorp, Inc.'s 1,394,627 outstanding common shares be exchanged for Registrant's common stock in the transaction in order to insure the transaction qualifies as a tax-free exchange. Cash needed for purchase of shares and fractional shares will be paid to shareholders of Metro Bancorp, Inc. by Registrant from internal sources of funds. A portion of the funds used to redeem outstanding preferred stock of Metro Bancorp, Inc. by Registrant came from borrowed funds with the balance coming from internal funds. The common stock shares being issued by First National Bancorp are those shares registered in Registration Statement No. 33-72430. Since the acquisition is being accounted for under the "purchase" method of accounting, historical financial statements of First National Bancorp will not be restated to include Metro Bancorp, Inc., and its subsidiary, The Commercial Bank. The inclusion of operating results of The Commercial Bank in Registrant's statements will begin following the close of business on February 28, 1994.

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST NATIONAL BANCORP
                                    (Registrant)


                                    BY  /S/ C. TALMADGE GARRISON
                                        C. Talmadge Garrison
                                        Senior Vice President,
                                        Secretary and Treasurer



Date:  March 8, 1994